UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 1-13270

FLOTEK INDUSTRIES, INC.

Incorporated pursuant to the Laws of the State of Delaware

Internal Revenue Service – Employer Indentification No. 90-0023731

7030 Empire Central Drive, Houston, Texas 77040

(713) 849-9911

ITEM 5.    Other Events.

        In a news release dated September 23, 2003, Flotek Industries, Inc. (OTCBB: FLTK) announced its signing of Letters of Intent with four companies.

        In a second news release dated September 23, 2003, Flotek Industries, Inc. (OTCBB: FLTK) announced the assignment of a capital lease associated with the property located in Duncan, Oklahoma for its discontinued operations of Equipment Specialties, Inc. to Special Equipment Manufacturing, Inc.

ITEM 7.    Financial Statements, Pro Forma Information and Exhibits.

        (c)        Exhibits:

Exhibit Number	Description of Exhibit

99.1	News Release dated September 23, 2003, Letters of Intent
99.2	News Release dated September 23, 2003, Assignment of Capital Lease

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2003 /s/ Mark D. Kehnemund ————————————————— Mark D. Kehnemund Chief Operating Officer & Chief Financial Officer